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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

        Date of Report: (Date of earliest event reported): April 11, 2003


                         TEXAS BIOTECHNOLOGY CORPORATION
             (Exact name of registrant as specified in its charter)


        DELAWARE                       0-20117                           13-3532643
------------------------       ------------------------       ---------------------------------
(State of Incorporation)       (Commission File Number)       (IRS Employer Identification No.)



                             7000 FANNIN, 20TH FLOOR
                              HOUSTON, TEXAS 77030
              (Address of Registrant's principal executive offices)

                                 (713) 796-8822
              (Registrant's telephone number, including area code)




                                (NOT APPLICABLE)
          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

           On April 10, 2003, Texas Biotechnology Corporation (the "Company") was notified by The Nasdaq Stock Market, Inc. ("Nasdaq") that the Company has regained compliance with Marketplace Rule 4450(a)(5) (the "Rule"), which requires companies listed on The Nasdaq National Market System to maintain a minimum bid price of $1.00 per share or greater. As previously reported in the Company's annual report on Form 10-K, filed March 28, 2003, Nasdaq had notified the Company on March 21, 2003 that its common stock had failed to maintain a minimum bid price of $1.00 over the previous 30 consecutive trading days as required by the Rule. Since the closing bid price of the Company's common stock has been at $1.00 per share or greater for at least ten consecutive days, Nasdaq informed the Company that it has regained compliance with the Rule and the matter is now closed.
                            [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date April 11, 2003                TEXAS BIOTECHNOLOGY CORPORATION


                                   /s/ Stephen L. Mueller
                                   ------------------------------------------
                                   Stephen L. Mueller
                                   Vice-President, Finance and Administration
                                   Secretary and Treasurer